united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22440

Alternative Strategies Fund

(Exact name of registrant as specified in charter)

520 Madison Avenue New York, NY 10022

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 12/31/15

Item 1. Reports to Stockholders.

LADENBURG THALMANN
ESTABLISHED 1876

Alternative Strategies Fund

Symbol: LTAFX
www.LTAFX.com

Distributed by Ladenburg Thalmann & Co. Inc.

Semi-Annual Report
December 31, 2015

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. This and other information is contained in the Fund's prospectus. Please read the prospectus carefully before you invest or send money. Fund shares are not FDIC insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal. **You may find the prospectus documents for free by calling toll-free (+1-800-995-5267) or visiting www.LTAFX.com.**

Dear Fund Shareholders,

We want to thank you for your investment in the Alternative Strategies Fund (the “Fund”). We appreciate the trust you have placed in us and your interest in this unique investment.

In 2015, the Fund has posted a negative return due to declines in all three buckets of traded securities, including Master Limited Partnerships (“MLPs”), Real Estate Investments (“REITs”), and Business Development Companies (“BDCs”). 2015 proved to be the perfect storm with volatility and fear stemming from oil price collapse, potential interest rate hikes, and global economic slowdowns, pressuring all three liquid asset classes that primarily make up the fund. Historically, correlation between these asset classes has been very low. But 2015 was an anomaly where diversification seemed to be futile. We do not think such an anomaly will be the new norm going forward. As of 12/31/2015, the Alerian MLP Index returned -32.59% and the FTSE NAREIT Mortgage REIT Index returned - 8.88%, and S&P BDC Index returned -3.68%.

MLPs have been hurt by the continued decline in the price of crude oil and concerns about future cuts to distributions. We believe there is a mismatch between the performance of MLPs and their fundamentals due to misunderstandings of the correlation between MLPs and commodity prices. First, the Fund’s MLP concentration is focused in the midstream area which should have a lower correlation with the price of crude because they are diversified across both natural gas and crude. Midstream MLPs also focus on energy infrastructures, such as transportation and storage, which generate revenue on long-term contracts and fee-based projects. Such a business structure enables midstream MLPs to have low exposure to commodity prices because their performance is mainly driven by the demand for oil and natural gas. U.S. oil consumption has actually grown over 3% since 2013. The current decline in the oil price is due to oversupply rather than lack of demand. Fundamentally, nothing has changed in the midstream MLPs as they continue to generate sufficient cash flow from operations. More importantly, a vast majority of our holdings held up on their distributions in 2015. Out of the eleven holdings, eight have increased distributions. According to Ladenburg’s research report, on average, the midstream MLP space raised distributions by 10.8% Year over Year in the third quarter and expects to inch up 9.2% Year over Year in the fourth quarter. Although we still see tremendous opportunities in the MLP space from a long-run perspective, we are cognizant of the volatility in the market and has taken actions to trim down MLP weightings from 18% to 13% in the past two quarters.

Mortgage REITs were adversely affected by the high expectation of a December Federal Reserve Interest rate hike, which caused prepayments to temporarily accelerate. We have increased our diversification by investing more in credit/hybrid REITs that should have less interest rate sensitivity, while also adding more names in smaller allocations. BDCs have helped to offset the volatilities seen in the MLP and REIT space. Our selection in the BDC bucket has been the best performer of the three liquid asset classes as our floating rate concentration offset the potential impact of rate increases. However, speculations around interest rates and concern over default risks still exerted some downward pressure to the BDC performance throughout the year. From a fundamental perspective, we believe BDCs should benefit from a rising interest rate environment since they have the pricing power to charge borrowers at a higher rate. More importantly, BDCs are not suffering from the default risks that the market priced in. Hence they currently present rich valuations.

Our non-traded portfolio provided some stability and a relatively consistent distribution stream to the portfolio. Two of the securities, Strategic Storage Trust (also known as SmartStop Self Storage) and Dividend Capital Industrial Income REIT II liquidated at $13/share and $10.56/share, respectively, which enhanced the valuation of the Fund. In response to the recent success of the Strategic Storage Trust, we added Strategic Storage Trust II to our portfolio. We also added NorthStar Real Estate Income Trust II in observation of an improving real estate market. We believe our diligently selected non-traded holdings will continue to contribute value to the Fund and our shareholders.

In spite of this volatility, the Fund has maintained its distribution at a 6% pace year to date. In reaction to a relatively steady distribution income and a decreased NAV, the Fund will increase its distribution from 6% to 8% effective as of January 1, 2016. We believe now represents an opportunity for both attractive distribution and capital appreciation if any of these asset classes recover.

A diversified portfolio aims to have lower risk than any individual holding. The Fund’s asset allocation is dynamic and allows us to be relatively nimble in responding to market changes. The Fund’s investment objective is to seek attractive risk-adjusted returns, using investments which are alternative in nature and perform differently than equities and fixed income. Our goal is to provide a consistent quarterly dividend using a multi-strategy approach that targets income.

Thank you for your investment in the fund.

With Appreciation,

Ladenburg Thalmann Asset Management

Disclosure:

Dividends and distributions are not guaranteed. The annualized distribution is 6.54% as of December 15, 2015 and is based on the $0.119 per share divided by the $7.28 Net Asset Value (NAV) multiplied by 4. Distribution Rates will vary. Distribution amount includes net investment income, capital gains and return of capital.

Distribution amount is not indicative of fund performance. The quarterly distribution yield is calculated by annualizing the quarter’s distribution and dividing by the NAV on the dividend payable date.

Past performance is no guarantee of future results. As portfolio and market conditions change, future distributions will vary and may not be obtained in the future. Portfolio allocations represented are subject to change. Individual performance results will vary and may include the reinvestment of income, dividends and capital gain distribution. There are risks involved with all investments that could include tax penalties and risk/loss of principal. Returns for performance under one year are cumulative, not annualized. Performance results for periods under one year are short-term and may not provide an adequate basis for evaluating the performance potential of the fund over varying market conditions or economic cycles. Before investing in the Fund you should consider carefully the following risks the Fund faces through its direct investments and its investments in Investment Funds. Before you invest, you should read the prospectus and any other documents carefully.

The mention of specific securities or asset classes is not a recommendation or solicitation for any person to buy, sell or hold any particular security or asset class. An investment in the Fund’s shares may involve certain costs and risks such as derivatives risk, liquidity risk, interest rate risk, market risk, credit risk, mortgage-backed and asset -backed risks, real estate securities risk, and management risk. The Fund’s investment in Master Limited Partnerships (MLP) expose the Fund to significant risks and volatility associated with the energy sector, and also present a number of tax risks. The fund’s investment in Real Estate Investment Trusts (“REITs”) has the risk of 1) their high level of leverage 2) their investment strategy may change without shareholder consent 3) they may fail to qualify as a REIT for tax purposes or 4) for privately issued REITs there may be no public market for the shares which are illiquid. The Fund’s investment in BDCs are subject to capital and leverage risk, potential conflicts of interest, cash flow risk and credit risk. Share price and investment return will fluctuate such that an investor’s shares may be worth more or less than their original cost upon redemption.

Comparisons to indexes have limitations because indexes have volatility and other material characteristics that may differ from a particular mutual fund. Any indices and other financial benchmarks are provided for illustrative purposes only. The volatility of any Investment Index is materially different from the model portfolio or Fund. Particularly, an Investment Index has results that do not represent actual trading or any material economic and market factors that might have had an impact on the adviser’s decision-making. It is not possible to invest directly in an index. Index performance does not reflect the deduction of any fees or expenses.

Ladenburg Thalmann Asset Management, Inc. is a SEC Registered Investment Adviser under the Investment Advisers Act of 1940 (“Advisers Act”) and Ladenburg Thalmann & Co. Inc. is a broker/dealer and Distributor of the fund. Both financial entities are wholly owned subsidiaries of our parent company “Ladenburg Thalmann Financial Services, Inc.” which is listed on the NYSE_MKT exchange under the symbol LTS. www.ladenburg.com. For a free prospectus and other information, please call 800-995-5267 or visit www.ltafx.com.

Not FDIC Insured - No Bank Guarantee - May Lose Value

Alternative Strategies Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2015

Total Returns as of December 31, 2015

	Six	One	Three	Since
	Months*	Year	Year ^	Inception^**
Alternative Strategies Fund:
Class A, without Sales Load	(9.22)%	(17.37)%	(2.37)%	0.30%
Class A, with Sales Load***	(14.71)%	(22.35)%	(4.37)%	(0.87)%
Class C *	(9.63)%	N/A	N/A	(18.38)%
Barclays Gov’t /Credit Bond Index	0.44%	0.15%	1.21%	2.76%
S&P 500 Total Return Index	0.15%	1.38%	15.13%	13.99%

*	Class C commenced operations on January 21, 2015.

^	Annualized.

**	Class A commenced operations on September 28, 2010.

***	Adjusted for initial maximum sales charge of 6.00%.

The Barclays Gov’t/Credit Bond Index is an unmanaged index which measures performance of U.S. dollar denominated U.S. Treasuries, government- related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible. Investors cannot invest directly in an index or benchmark.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

The performance data quoted here is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expense, including underlying funds, is 5.01% before fee waivers, per the Fund’s November 1, 2015 prospectus. After fee waivers, the Fund’s total annual operating expenses are 4.72%. Shares of Class A are subject to a maximum sales charge imposed on purchases of 6.00%. For performance information current to the most recent month-end, please call 1-877-803-6583.

Portfolio Analysis as of December 31, 2015 (Unaudited)
Sector	Percent of Net Assets
Real Estate Investment Trusts	35.94%
Common Stocks	25.84%
Mortgage Real Estate Investment Trusts	16.03%
Private Investments	14.11%
Closed-End Funds	3.77%
Mutual Fund	1.90%
Short-Term Investments	1.57%
Senior Common Stock	0.25%
Other Assets Less Liabilities	0.59%
Total	100.00%

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2015

Shares		Value
	COMMON STOCK - 27.67%
	DIVERSIFIED FINANCIAL SERVICES - 2.47%
27,000	Five Oaks Investment Corp.	$147,420
52,200	Two Harbors Investment Corp.	422,820
		570,240
	INVESTMENT COMPANIES - 14.61%
23,935	Ares Capital Corp.	341074
64,062	FS Investment Corp.	575,917
25,500	Garrison Capital, Inc.	310,335
28,800	Medley Capital Corp.	216,576
25,000	Monroe Capital Corp.	327,250
55,896	PennantPark Investment Co.	345,437
41,095	PennantPark Floating Rate	462,319
48,240	Prospect Capital Corp.	336,715
30,832	Solar Senior Capital LTD	459,397
		3,375,020
	PIPELINES - 9.75%
22,900	Enbridge Energy Partners LP	528,303
8,689	Energy Transfer Partners LP	293,080
13,389	Enterprise Products Partners LP	342,491
12,200	Kinder Morgan, Inc.	182,024
7,429	Magellan Midstream Partners LP	504,578
11,400	Plains All American Pipeline LP	263,340
5,000	Williams Partners LP	139,250
		2,253,066
	TRANSPORTATION - 0.84%
29,800	Teekay Offshore Partners LP	193,104

	TOTAL COMMON STOCK (Cost - $8,910,514)	6,391,430

	MORTGAGE REAL ESTATE INVESTMENT TRUSTS - 14.20%
60,100	CYS Investments, Inc.	428,513
14,142	CorEnergy Infrastructure Trust, Inc.	209,867
74,200	DYNEX Capital, Inc.	471,170
8,565	EPR Properties	500,624
27,200	Hatteras Financial Corp.	357,680
44,742	Invesco Mortgage Capital, Inc.	554,353
67,000	New York Mortgage Trust, Inc.	357,110
40,400	Orchid Island Capital, Inc.	401,172
	TOTAL MORTGAGE REAL ESTATE INVESTMENT TRUSTS (Cost - $3,218,587)	3,280,489

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2015

Shares		Value
	REAL ESTATE INVESTMENT TRUSTS - 35.94%
101,003	Griffin Essential Asset REIT II, Inc. + #	$939,327
114,810	Griffin - American Healthcare REIT III, Inc. + #	972,369
170,164	Hines Global REIT, Inc. + #	1,567,609
99,848	NORTHSTAR REAL ESTATE II + #	944,561
135,627	Phillips Edison Grocery Center REIT I, Inc. + #	1,394,127
141,402	Steadfast Income REIT, Inc. + #	1,542,630
101,604	STRATEGIC STORAGE TR II + #	944,917
	TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost - $8,061,469)	8,305,540

	SENIOR COMMON STOCK - 0.25%
	Pacific Office Properties Trust, Inc. + #	57,290
	TOTAL SENIOR COMMON STOCK (Cost - $67,400)

	CLOSED-END FUNDS - 3.77%
20,090	Kayne Anderson Energy Total Return Fund	347,356
23,841	Kayne Anderson MLP Investment Co.	201,933
32,269	Oxford Lane Capital Corp.	321,399
	TOTAL CLOSED-END FUNDS (Cost - $1,642,336)	870,688

	MUTUAL FUND - 1.90%
	ALTERNATIVE INVESTMENT - 1.90%
43,067	AQR Managed Futures Strategy Fund (Cost - $450,451)	438,427

	PRIVATE INVESTMENTS - 14.11%
	BUSINESS DEVELOPMENT - 9.13%
104,572	Corporate Capital Trust, Inc. + #	928,080
142,186	HMS Income Fund, Inc. + #	1,181,565
		2,109,645
	EQUIPMENT LEASING - 0.59%
223	Cypress Equipment Fund 17 LLC + #	58,457
651	Cypress Equipment Fund 18 LLC + #	78,714
		137,171
	LAND DEVELOPMENT - 4.39%
36,635	Walton Kimberlin Heights, LP *+ #	340,706
10,752	Walton Sherwood Acres, LP *+ #	99,994
10,752	Walton US Land Fund 1, LP *+ #	99,994
19,855	Walton US Land Fund 2, LP * + #	136,801
37,655	Walton US Land Fund 3, LP *+ #	335,130
		1,012,625
	TOTAL PRIVATE INVESTMENTS (Cost - $4,247,546)	3,259,441

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2015

Shares		Value
	SHORT-TERM INVESTMENT - 1.57%
363,569	Fidelity Institutional Money Market Fund - Money Market Portfolio, 0.28% ^	$363,569
	TOTAL SHORT-TERM INVESTMENT (Cost - $363,569)

	TOTAL INVESTMENTS - 99.41% (Cost - $26,961,872) (a)	$22,966,874
	OTHER ASSETS LESS LIABILITIES - 0.59%	134,840
	NET ASSETS - 100.00%	$23,101,714

*	Non-income producing.

+	Illiquid security. Total illiquid securities represents 50.31% of net assets as of December 31, 2015.

#	Fair Value estimated using fair value procedures adopted by the Board of Trustees. Total Value of such securities is $11,622,271 or 50.31% of net assets. See Note 2 of the Notes to Financial Statements.

^	Money market fund; interest rate reflects the seven-day effective yield on December 31, 2015.

LLC - Limited Liability Company

LP - Limited Partnership

MLP - Master Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $27,327,407 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation:	$2,393,994
Unrealized depreciation:	(6,754,527)
Net unrealized depreciation:	$(4,360,533)

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2015

Assets:
Investments in Securities at Value (identified cost $26,961,872)	$22,966,874
Dividends and Interest Receivable	219,935
Receivable for Fund Shares Sold	48,362
Prepaid Expenses and Other Assets	27,046
Total Assets	23,262,217

Liabilities:
Redemptions Payable	375
Distributions Payable	63,754
Accrued Advisory Fees	52,097
Accrued Distribution Fees	15,935
Accrued Shareholder Servicing Fees	3,091
Payable to Related Parties	3,217
Other Accrued Expenses	22,034
Total Liabilities	160,503

Net Assets	$23,101,714

Class A Shares
Net Assets (Unlimited shares of no par value beneficial interest	$21,710,817
authorized; 2,894,035 shares of beneficial interest outstanding)
Net Asset Value and Redemption Price Per Share ($21,710,817/2,894,035 shares of beneficial interest outstanding)	$7.50
Offering Price Per Share ($7.50/0.94)	$7.98

Class C Shares:
Net Assets (Unlimited shares of no par value interest authorized; 188,614 shares of beneficial interest outstanding)	$1,390,897
Net Asset Value, Offering and Redemption Price Per Share ($1,390,897/188,614 shares of beneficial interest outstanding)	$7.37

Composition of Net Assets:
At December 31, 2015, Net Assets consisted of:
Paid-in-Capital	$27,921,207
Undistributed Net Investment Income	1,268,694
Accumulated Net Realized Loss on Investments	(2,093,190)
Net Unrealized Depreciation on Investments	(3,994,997)
Net Assets	$23,101,714

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2015

Investment Income:
Dividend Income	$1,558,800
Interest Income	661
Total Investment Income	1,559,461

Expenses:
Investment Advisory Fees	91,119
Shareholder Servicing Fees
Class A	28,779
Class C	1,594
Distribution Fees
Class C	4,764
Printing Expense	12,602
Transfer Agent Fees	17,173
Legal Fees	11,090
Trustees’ Fees	15,158
Administration Fees	13,662
Registration & Filing Fees	15,106
Fund Accounting Fees	12,116
Audit Fees	9,829
Chief Compliance Officer Fees	9,829
Pricing Expense	5,042
Custody Fees	2,773
Miscellaneous Expenses	1,385
Insurance Expense	605
Total Expenses	252,626
Less: Fees Waived by Adviser	(33,876)
Net Expenses	218,750

Net Investment Income	1,340,711

Net Realized and Unrealized Loss on Investments:
Net Realized Gain (Loss) on:
Investments	(1,466,967)
Total Net Realized Gain	(1,466,967)
Net Change in Unrealized Depreciation on:
Investments	(2,189,963)
Net Realized and Unrealized Loss on Investments	(3,656,930)

Net Decrease in Net Assets Resulting From Operations	$(2,316,219)

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Six	For the Year
	Months Ended	Ended
	December 31, 2015	June 30, 2015
	(Unaudited)
Operations:
Net Investment Income	$1,340,711	$1,190,502
Net Realized Loss on Investments	(1,466,967)	(433,354)
Distributions of Capital Gains From Underlying Investment Companies	—	11,396
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,189,963)	(3,238,842)
Net Increase (Decrease) in Net Assets Resulting From Operations	(2,316,219)	(2,470,298)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.25 and $0.38 per share, respectively)	(693,728)	(1,034,241)
Class C ($0.25 and $0.04 per share, respectively)	(38,445)	(20.00)
Return of Capital
Class A ($0.00 and $0.20 per share, respectively)	—	(578,963)
Class C ($0.00 and $0.20 per share, respectively)	—	(7,330.00)
Total Distributions to Shareholders	(732,173)	(1,620,554)

From Shares of Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (233,982 and 443,945 shares, respectively)	1,897,505	4,272,374
Distributions Reinvested (53,680 and 104,106 shares, respectively)	412,574	973,545
Cost of Shares Redeemed (332,918 and 315,385 shares, respectively)	(2,760,556)	(3,061,192)
Total Class A	(450,477)	2,184,727

Class C
Proceeds from Shares Issued (92,513 and 101,405 shares, respectively)	759,600	917,700
Distributions Reinvested (2,525 and 398 shares, respectively)	19,204	3,475
Cost of Shares Redeemed (10,577 and 0 shares, respectively)	(84,723)	—
Total Class C	694,081	921,175

Total From Shares of Beneficial Interest Transactions	243,604	3,105,902

Total Decrease in Net Assets	(2,804,788)	(984,950)

Net Assets:
Beginning of Period	25,906,502	26,891,452
End of Period	$23,101,714	$25,906,502

Undistributed Net Investment Income at End of Period	$1,268,694	$660,157

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
STATEMENT OF CASH FLOWS (Unaudited)
For the Six Months Ended December 31, 2015

Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(2,316,219)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(5,919,087)
Sales of investments	5,781,379
Return of Capital distributions from investments
Net sales of short term securities	(32,577)
Net realized loss from investments, net of capital gain distributions	937,186
Net change in unrealized depreciation on investments	2,189,963

Changes in assets and liabilities (Increase)/Decrease in assets:
Dividends and Interest Receivable	(5,174)
Prepaid Expenses and Other Assets	(9,787)
Increase/(Decrease) in liabilities:
Accrued Advisory Fees	46,033
Payable to Other Affiliates	3,217
Accrued Distribution Fees	(9,629)
Accrued Shareholder Service Fees	15,422
Other Accrued Expenses	(60,776)
Net cash used in operating activities	619,951

Cash flows from financing activities:
Proceeds from shares issued	2,657,106
Payments on shares redeemed	(2,845,279)
Cash distributions paid	(431,778)
Net cash provided by financing activities	(619,951)

Net increase in cash	—
Cash at beginning of period	—
Cash at end of period	$—

Supplemental disclosure of non-cash activity:
Non cash financing activities not included herein consists of reinvestment of dividends	$431,778

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class A
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	For the Six						For the Period
	Months Ended		For the Year Ended June 30,				Ended
	December 31, 2015		2015	2014	2013 (g)	2012 (g)	June 30, 2011*	(g)
	(Unaudited)
Net Asset Value, Beginning of Period	$8.55		$9.98	$9.79	$10.01	$10.05	$10.00
Increase (decrease) From Operations:
Net investment income (a)	0.45		0.42	0.49	0.39	0.29	0.22
Net gain (loss) from investments (both realized and unrealized)	(1.25)		(1.27)	0.29	(0.01)	0.26	0.13
Total from operations	(0.80)		(0.85)	0.78	0.38	0.55	0.35

Less Distributions:
From net investment income	(0.25)		(0.38)	(0.24)	(0.29)	(0.22)	(0.16)
From net realized gains on investments	—		—	—	(0.23)	(0.14)	—
From Return of capital	—		(0.20)	(0.35)	(0.08)	(0.23)	(0.14)
Total Distributions	(0.25)		(0.58)	(0.59)	(0.60)	(0.59)	(0.30)

Net Asset Value, End of Period	$7.50		$8.55	$9.98	$9.79	$10.01	$10.05

Total Return (b)	(9.22	)% (e)	(8.85)%	7.91%	3.92%	5.81%	3.53	% (e)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$21,711		$25,039	$26,891	$27,581	$17,180	$10,255
Ratio to average net assets:
Expenses, Gross (d)	2.05	% (c)	2.04%	1.90%	1.98%	2.28%	6.00	% (c)
Expenses, Net of Reimbursement (d)	1.75	% (c)	1.75%	1.75%	1.75%	1.75%	1.75	% (c)
Net investment income, Net of Reimbursement (d)(f)	11.11	% (c)	4.44%	4.73%	3.88%	2.93%	2.92	% (c)
Portfolio turnover rate	24.51	% (e)	20.56%	20.94%	20.27%	13.76%	0.25	% (e)

*	Class A commenced operations on September 28, 2010.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Does not include expenses of other investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Consolidated.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund - Class C
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the Six	For the Period
	Months Ended	Ended
	December 31, 2015	June 30, 2015*
	(Unaudited)
Net Asset Value, Beginning of Period	$8.52	$9.69
Increase (decrease) From Operations:
Net investment income (a)	0.41	0.11
Net loss from investments (both realized and unrealized)	(1.31)	(1.04)
Total from operations	(0.90)	(0.93)

Less Distributions:
From net investment income	(0.25)	(0.04)
From Return of capital	—	(0.20)
Total Distributions	(0.25)	(0.24)

Net Asset Value, End of Period	$7.37	$8.52

Total Return (b)(e)	(9.63)%	(9.68)%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,391	$868
Ratio to average net assets:
Expenses, Gross (c) (d)	2.81%	3.04%
Expenses, Net of Reimbursement (c)(d)	2.75%	2.75%
Net investment income, Net of Reimbursement (c)(d)(f)	10.33%	3.44%
Portfolio turnover rate (e)	24.51%	20.56	% (g)

*	Class C commenced operations on January 21, 2015.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends, returns of capital and capital gains distributions, if any. Had the Adviser not absorbed a portion of Fund expenses, total returns would have been lower. Total returns for periods less than one year are not annualized.

(c)	Annualized for periods less than one year.

(d)	Does not include expenses of other investment companies in which the Fund invests.

(e)	Not annualized.

(f)	Recognition of investment income is affected by timing of and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Represents the Fund’s portfolio turnover rate for the entire year.

The accompanying notes are an integral part of these financial statements.

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2015

1.	ORGANIZATION

Alternative Strategies Fund (the “Fund”) was organized as a Delaware statutory trust on June 15, 2010 and is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified, closed- end management investment company that operates as an interval fund with a continuous offering of Fund shares. The investment objective of the Fund is to seek attractive risk-adjusted returns with low to moderate volatility and low correlation to the broader markets, through a concentrated multi-strategy alternative investment approach with an emphasis on income generation. The Fund pursues its investment objective by investing primarily in private and publicly traded alternative investment funds and real estate investment trusts (“REITs”). Investment funds include closed-end funds, open-end funds (mutual funds), limited partnerships, limited liability companies and other types of pooled investment vehicles.

The Fund currently offers Class A and Class C shares. Class A shares commenced operations on September 28, 2010 and Class C shares commenced operations on January 21, 2015. Class A shares are offered at net asset value plus a maximum sales charge of 6.00%. Class C shares are offered at net asset value. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Valuation of Fund of Funds – The Fund may invest in funds of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Fund’s fair value team using procedures adopted by and under the supervision of the Fund’s Board of

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

Trustees (the “Board”). There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as- needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Fund, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund invests in some securities which are not traded and the fair value team has established a methodology for fair value of each type of security. Generally, REITs are publicly registered but not traded. When the REIT is in the public offering period, the Fund values the REIT at cost. The Fund generally purchases REITs at NAV or without a commission. However, start-up REITs amortize a significant portion of their start-up costs and therefore potentially carry additional risks that may impact valuation should a REIT be unable to raise sufficient capital and execute its business plan. As such, start-up REITs pose a greater risk than seasoned REITs because if they encounter going concern issues, they may see significant deviation in value from the fair value, cost basis approach as represented. Management is not aware of any information which would cause a change in cost basis valuation methodology currently being utilized for non-traded REITs in their offering period. Once a REIT closes to new investments, the Fund values the security based on the movement of an appropriate market index or traded

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

comparable until the REIT issues an updated market valuation. Additionally, certain other non-publicly traded investments held by the Fund are valued based on the movement of an appropriate benchmark or company provided market valuation. The private investments are monitored for any independent audits of the security or impairments reported on the potential value of the security and the fair value is generally adjusted to depreciation in the case of hard assets. The Valuation Committee meets frequently to discuss the valuation methodology and will adjust the value of a security if there is a public update to such valuation.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long- term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Fund’s assets measured at fair value:

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

Assets*	Level I	Level 2	Level 3	Total
Common Stock	$6,391,430	$—	$—	$6,391,430
Mortgage Real Estate Investment Trusts	3,280,489	—	—	3,280,489
Real Estate Investment Trusts	—	7,333,171	972,369	8,305,540
Senior Common Stock	—	—	57,290	57,290
Closed-End Funds	870,688	—	—	870,688
Mutual Fund	438,427	—	—	438,427
Private Investments	—	2,109,645	1,149,796	3,259,441
Short-Term Investment	363,569	—	—	363,569
Total	$11,344,603	$9,442,816	$2,179,455	$22,966,874

*	Refer to the Portfolio of Investments for industry classifications.

The table below reflects transfers from Level 3 into Level 2 during the year.

It is the Fund’s policy to record transfers into or out of any level at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Real Estate	Private	Senior Common
	Investment Trusts	Investments	Stock	Total
Beginning Balance	$939,327	$1,180,659	$8,088	$2,128,074
Total realized gain (loss)	—		—	—
Change in Unrealized Appreciation	33,042	(30,863)	49,202	51,381
Cost of Purchases				—
Proceeds from Sales and Return of Capital				—
Accrued Interest	—		—	—
Net transfers in (out) of level 3	—		—	—
Ending Balance	$972,369	$1,149,796	$57,290	$2,179,455

The change in unrealized appreciation on Level 3 investments held as of December 31, 2015 is $51,381.

The above transfer out of Level 3 is into Level 2 and results from non-traded business development companies being valued based on a public NAV per share.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2014-2015), or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdiction as U.S. Federal. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended December 31, 2015, the Fund did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

Distributions to Shareholders – Distributions from investment income are declared and recorded on a daily basis and paid quarterly. Distributions from net realized capital gains, if any, are declared and paid annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement (the “Advisory Agreement”), between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”), investment advisory services are provided to the Fund. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the six months ended December 31, 2015, the Fund incurred advisory fees of $91,119.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make reimbursements to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired (underlying) fund fees and expenses, or extraordinary expenses such as litigation) at least until October 31, 2016, so that the total annual operating expenses of the Fund do not exceed 1.75% and 2.75% for Class A and Class C, respectively, of the class average daily net assets. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the six months ended December 31, 2015, the Adviser waived fees of $33,876.

As of December 31, 2015, the Adviser has $166,996 of waived fees that may be recovered by the following dates:

June 30, 2016	June 30, 2017	June 30, 2018	Total
$52,696	$38,052	$76,248	$166,996

Gemini Fund Services, LLC (“GFS”) – GFS, provides administration, fund accounting, and transfer agent services to the Fund. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for servicing in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Distributor – The distributor of the Fund is Ladenburg Thalmann & Co., Inc. (the “Distributor”). The Board has adopted, on behalf of the Fund, a Shareholder Services Plan under which the Fund may compensate financial industry professionals for providing ongoing services in respect of clients with whom they have distributed shares

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

of the Fund. Under the Shareholder Services Plan, the Fund may pay 0.25% per year of its average daily net assets of each of Class A and Class C shares for such services. For the six months ended December 31, 2015, the Fund incurred shareholder servicing fees of $28,779 and $1,594 for Class A and Class C shares, respectively. Under the Distribution Plan, the Fund pays 0.75% per year of its average daily net assets for such services for Class C shares. For the six months ended December 31, 2015, the Fund incurred distributions fees of $4,764 for Class C.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser. For the six months ended December 31, 2015, the Distributor received $43,349 in underwriting commissions for sales of the Fund’s shares, of which $3,083 was retained by the principal underwriter or other affiliated broker-dealers.

Additionally, Ladenburg Thalmann & Co., Inc. executed portfolio trades on behalf of the Fund for which it received $652 in trade commissions during the six months ended December 31, 2015.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2015 amounted to $5,919,087 and $5,781,377, respectively.

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2015	June 30, 2014
Ordinary Income	$1,032,676	$668,616
Long-Term Capital Gain	1,585	—
Return of Capital	586,293	930,494
	$1,620,554	$1,599,110

As of June 30, 2015 the components of accumulated earnings/(deficit) on a tax basis were as follows:

Other	Post October Loss	Unrealized	Total
Book/Tax	and	Appreciation/	Accumulated
Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$(78,300)	$(634,002)	$(1,058,798)	$(1,771,100)

The difference between book basis and tax basis distributable earnings and unrealized depreciation is primarily attributable to adjustments for partnerships and C-Corporation return of capital distributions.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $634,002.

Permanent book and tax differences, primarily attributable to tax adjustments for partnerships and C-Corporation return of capital distributions resulted in reclassification for the fiscal year ended June 30, 2015 as follows:

Undistributed	Accumulated
Net Investment	Net Realized
Income (Loss)	Gains (Loss)
$(45,653)	$45,653

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

6.	REPURCHASE OFFERS

Pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the Fund offers shareholders on a quarterly basis the option of redeeming shares, at net asset value, of no less than 5% and no more than 25% of the shares outstanding. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase up to and including 5% of such shareholder’s shares in each quarterly repurchase. Limited liquidity will be provided to shareholders only through the Fund’s quarterly repurchases.

During the six months ended December 31, 2015, the Fund completed two quarterly repurchase offers. In those offers, the Fund offered to repurchase up to 5% of the number of its outstanding shares as of the Repurchase Pricing Dates. The results of those repurchase offers were as follows:

Class A	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	June 24, 2015	September 24, 2015
Repurchase Request
Deadline	July 24, 2015	October 26, 2015
Repurchase Pricing Date	July 24, 2015	October 26, 2015
Net Asset Value as of
Repurchase Offer Date	$9.93	$9.86
Amount Repurchased	$1,882,031	$969,941
Percentage of Outstanding
Shares Repurchased	7.56%	3.88%

7.	INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of December 31, 2015, the Fund was invested in the following restricted securities:

	Initial
Security	Acquisition Date	Shares	Cost	Value	% of Net Assets
Cypress Equipment Fund 17 LLC	12/27/2010	223	$207,500	$ 58,457	0.25%
Cypress Equipment Fund 18 LLC	04/01/2011	651	$604,990	$ 78,714	0.34%
Walton Kimberlin Heights, LP	12/27/2010	36,635	$340,705	$340,706	1.47%
Walton Sherwood Acres, LP	04/29/2011	10,752	$ 99,994	$ 99,994	0.43%
Walton US Land Fund 1, LP	11/08/2011	10,752	$ 99,994	$ 99,994	0.43%
Walton US Land Fund 2, LP	08/22/2012	19,855	$151,764	$136,801	0.59%
Walton US Land Fund 3, LP	11/16/2012	37,655	$350,192	$335,130	1.46%

Alternative Strategies Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2015

8.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent).” Investment companies are permitted to measure the fair value of certain privately offered investments using the NAV per share of the investment. Measuring the fair value of an investment this way is called using the NAV practical expedient. Prior to the amendments in ASU No. 2015-07, investments valued using the NAV practical expedient were required to be categorized within the fair value hierarchy. The amendments in ASU No. 2015-07 remove the requirement to categorize within the fair value hierarchy investments measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Early adoption is allowed. Management is currently evaluating the impact these changes will have on the Fund’s financial statements and related disclosures.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements other than the following: The Fund completed a quarterly repurchase offer on January 22, 2016 which resulted in 7.03% of Class A shares being repurchased for $1,496,691.

Alternative Strategies Fund* - Ladenburg Thalmann Asset Management, Inc.

In connection with the regular meeting held on May 19, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Alternative Strategies Fund (the “Fund”), including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between the Fund and Ladenburg Thalmann Asset Management, Inc. (the “Adviser”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that the Adviser and its affiliates currently manage approximately $1.9 billion in assets and since 1982 has provided personalized investment strategies and solutions specializing in asset allocation and diversification strategies, wealth management, private investment management, separate account management and alternative investments for individuals, families, endowments, retirement plans and profit sharing plans. They considered that the Adviser is a subsidiary of Ladenburg Financial Services, Inc., a full service financial company and appears to benefit from the resources of its larger affiliate. The Board reviewed the background of the key investment personnel responsible for servicing the Fund taking into consideration their education, financial industry experience and abilities to create and implement customized investment solutions in addition to the team’s proficiencies in operations, trading, legal, risk management and compliance. The Board reviewed the Adviser’s investment process that primarily invests in private and publicly traded alternative investment funds and real estate investment trusts (“REIT”s) based on robust research, analysis and due diligence performed by the portfolio manager and the investment committee on the macro-economy and the Fund’s investment sectors. With the understanding that not all strategy risks can be eliminated, the Board recognized the Adviser’s extensive experience with non-traded REITs and Reg D investment products and the Adviser’s ongoing use of an independent due diligence firms, as well as direct communications with the REIT companies as reasonable steps toward risk mitigation. The Board noted that the Adviser also monitors the Fund’s position concentrations and diversification limits. The Board also noted that the Adviser monitors compliance with the Fund’s investment limitations by reviewing the assets and trades on a daily basis with the Adviser’s Chief Compliance Officer further reviewing the monthly and quarterly compliance checklists. The Board further noted that the Adviser transacts security trades for the Fund through its affiliated broker -dealer, Ladenburg Thalmann & Co. Inc., at industry competitive commission rates. The Board reviewed that the Adviser has had no materials compliance or litigation issues to report since the last advisory agreement renewal, however, the adviser is associated with a larger corporate infrastructure consisting of several affiliated firms, that experience legal and/or regulatory matters during the normal course of business. The Board reviewed these and was in agreement with the Adviser that they are not material enough to have a negative affect on the Adviser’s ability to operate. The Board acknowledged it has had a good working relationship with the Adviser for several years, noting the portfolio manager is always available, candid and responsive to Board recommendations. The Board acknowledged that the Adviser continues to perform their responsibilities to the Fund well. The Board further concluded that the Adviser should continue to provide a high level of quality service to the Fund for the benefit of its shareholders.

Performance. The Trustees noted that the Adviser has shown the ability over the last three years to accomplish the Fund’s objective and implement its investment strategy, and has not deviated from either. The Board noted that for the last three years ended December 31, 2014, the Fund had achieved a total return of 6.17% while making distributions of approximately 6% annually. They noted that for the one, two and three year time periods, the Fund out-performed its benchmark, as well as the Morningstar category. The Board stated that the Fund does exhibit a higher standard deviation than the benchmark and a slightly higher beta. The Board noted that for the first quarter of 2015, the Fund trailed its benchmarks, as well as the Adviser selected peer group, which the Adviser explained was due to the Fund’s heavier weighting in REITs and their negative reaction to the potential higher interest rates in the bond markets. The Board discussed the Adviser’s belief that other assets would help balance the Fund in a rising interest rate scenario and it expects to continue to manage the Fund as has been designed. Overall, the Trustees agreed that the Fund has performed according to expectations over the longer term.

Fees and Expenses. The Board noted the Adviser charges a 0.75% advisory fee based on the average net assets of the Fund. The Board compared the advisory fee and net expense ratio of the Fund to the fees and expenses charged by a peer group of funds and two Morningstar Category averages. The Trustees noted that the Fund’s advisory fee was lower than the peer group average, the assigned Morningstar Category, and the Adviser selected Morningstar category averages. The Board further noted that the Fund’s net expense ratio is higher than the peer group and both Morningstar Category averages, but considered that the Adviser has contractually agreed to limit the total expenses of the Fund thereby making the Fund’s total expenses more comparable to its benchmarks. The Trustees concluded that the Fund’s advisory fee, as well as its overall expense ratio, were reasonable in light of the services the Fund receives from its Adviser, and the level of fees paid by a peer group of other similarly managed mutual funds.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether there is potential for realization of any further economies of scale. The Trustees noted the Adviser’s willingness to consider breakpoints as the Fund grows, that material economies were not expected to be reached during the next year of services under the agreement, and agreed that the matter of economies of scale would be revisited as the Fund size materially increases.

Profitability. The Board considered the profits realized by the Adviser in connection with the operation of the Fund, based on materials provided to the Board, and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund. The Board also considered the profits realized by the Adviser and its affiliate from other activities related to the Fund. The Trustees concluded the Adviser’s level of profitability from its relationship with the Fund was not excessive.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Board concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the Alternative Strategies Fund and its shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Rev. Feb 2014

FACTS	WHAT DOES ALTERNATIVE STRATEGIES FUND DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alternative Strategies Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alternative Strategies Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-877-803-6583

Rev. Feb 2014

Who we are
Who is providing this notice?	Alternative Strategies Fund
What we do
How does Alternative Strategies Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Alternative Strategies Fund collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Alternative Strategies Fund does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Alternative Strategies Fund does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Alternative Strategies Fund doesn’t jointly market.

Investment Adviser
Ladenburg Thalmann Asset Management, Inc.
570 Lexington Avenue, 11th Floor
New York, NY 10022

Administrator
Gemini Fund Services, LLC
80 Arkay Drive Suite 110
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-877-803-6583 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-803-6583.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Alternative Strategies Fund

By (Signature and Title)

/s/ Andrew Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/7/16

By (Signature and Title)

/s/Kevin Wolf

Kevin Wolf, Principal Financial Officer/Treasurer

Date 3/7/16